Exhibit 99.160

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISCTRICT OF CALIFORNIA

IN RE:	)	DEBTOR IN POSSESSION INTERIM STATEMENT
)
SNTL Holdings Corporation (formerly Business Insurance Group, Inc.)	) )	STATEMENT NO. 22 FOR THE PERIOD FROM: 1-Jan-02
	)	TO: 31-Jan-02
DEBTOR	)
CHAPTER 11 CASE NO. SV00-14101-GM	)
	DIP General Account	DIP Accounts Payable Account	DIP WCMA/MLIF Account	Pre-Petition Concentration Acct(1)	Pre-Petition Money Market Account	Pre-Petition Investment Acct(1)	Pre-Petition Investment Acct(2)
CASH ACTIVITY ANALYSIS		CLOSED 7/31/00		CLOSED 5/11/00	CLOSED 5/18/00	CLOSED 5/31/00	CLOSED 5/31/00
A. Total Receipts Per All Prior Interim Statements	$690,073.06	$0.00	$6,400,863.88	$544,242.11	$105,830.95	$0.36	$0.97
B. Less: Total Disbursements Per All Prior Interim Statements	$670,749.73	$0.00	$5,425,243.77	$544,242.11	$105,830.95	$0.36	$0.97

C. Beginning Balance	$19,323.33	$0.00	$975,620.11	$0.00	$0.00	$0.00	$0.00

D. Receipts During Current Period Per Attached Schedule	$0.00	$0.00	$1,302.62	$0.00	$0.00	$0.00	$0.00

E. Balance Available	$19,323.33	$0.00	$976,922.73	$0.00	$0.00	$0.00	$0.00

F. Less: Disbursements During Period Per Attached Schedule	$9,664.00	$0.00	$475,982.83	$0.00	$0.00	$0.00	$0.00

G. Ending Balance	$9,659.33	$0.00	$500,939.90	$0.00	$0.00	$0.00	$0.00

H. ACCOUNT INFORMATION
(1). DIP General Account
(a) Name and Location of Bank	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
(b) Account Number	15819-20485
(2). DIP Accounts Payable Account
(a) Name and Location of Bank	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
(b) Account Number	15816-20491 CLOSED 7/31/00
(3). DIP WCMA/MLIF Account
(a) Name and Location of Bank	Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
(b) Account Number	77M07W61
(4). Pre-Petition Concentration Account
(a) Name and Location of Bank	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
(b) Account Number	14176-00505 CLOSED 5/11/00
(5). Pre-Petition Money Market Account
(a) Name and Location of Bank	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
(b) Account Number	14179-03328 CLOSED 5/18/00
(6). Pre-Petition Investment Account (1)
(a) Name and Location of Bank	Bank of New York, 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017
(b) Account Number	046705 CLOSED 5/31/00
(7). Pre-Petition Investment Account (2)
(a) Name and Location of Bank	Bank of New York, 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017
(b) Account Number	046706 CLOSED 5/31/00
I. Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:

Dated:	2/25/2002	Signed:	/s/ ALEX CORBETT

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISCTRICT OF CALIFORNIA

IN RE:	)	DEBTOR IN POSSESSION INTERIM STATEMENT
)
SNTL Holdings Corporation (formerly Business Insurance Group)	) )	STATEMENT NO. 22 FOR THE PERIOD FROM: 1-Jan-02
	)	TO: 31-Jan-02
DEBTOR	)
CHAPTER 11 CASE NO. SV00-14101-GM	)
	Pre-Petition Concentration Acct(2)	Pre-Petition Accounts Payable Account	Pre-Petition Payroll Account	NOT APPLICABLE	NOT APPLICABLE	NOT APPLICABLE
CASH ACTIVITY ANALYSIS	CLOSED 5/10/00	CLOSED 5/15/00	CLOSED 5/12/00
A. Total Receipts Per All Prior Interim Statements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
B. Less: Total Disbursements Per All Prior Interim Statements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
C. Beginning Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
D. Receipts During Current Period Per Attached Schedule	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
E. Balance Available	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F. Less: Disbursements During Period Per Attached Schedule	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G. Ending Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H. ACCOUNT INFORMATION
(1). Pre-Petition Concentration Account
(a)Name and Location of Bank	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
(b) Account Number	14999-02337 CLOSED 5/10/00
(2). Pre-Petition Accounts Payable Account
(a) Name and Location of Bank	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
(b) Account Number	77651-00780 CLOSED 5/15/00
(3). Pre-Petition Payroll Account
(a) Name and Location of Bank	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
(b) Account Number	12336-23733 CLOSED 5/12/00
(4). NOT APPLICABLE
(a) Name and Location of Bank
(b) Account Number
(5). NOT APPLICABLE
(a) Name and Location of Bank
(b) Account Number
(6). NOT APPLICABLE
(a) Name and Location of Bank
(b) Account Number
I. Other Monies On Hand: None

I,                                                  , declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated:	Signed: